UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 17, 2015

ZIOPHARM Oncology, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33038	84-1475672
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One First Avenue, Parris Building 34, Navy Yard Plaza Boston, Massachusetts	02129
(Address of Principal Executive Offices)	(Zip Code)

(617) 259-1970

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed, on January 13, 2015, ZIOPHARM Oncology, Inc., or the Company, and Intrexon Corporation, or Intrexon, entered into a license agreement, or the License, with The University of Texas System Board of Regents on behalf of The University of Texas M.D. Anderson Cancer Center, or MD Anderson. Pursuant to the License, the Company and Intrexon acquired an exclusive, worldwide license to certain technologies owned and licensed by MD Anderson including technologies relating to novel chimeric antigen receptor (CAR) T-cell and other adoptive cellular therapies arising from the laboratory of Laurence J. N. Cooper, M.D., Ph.D., who was a professor of pediatrics at MD Anderson at that time, as well as either co-exclusive or non-exclusive licenses under certain related technologies. In May 2015, Dr. Cooper was appointed as the Company’s Chief Executive Officer.

On August 17, 2015, the Company, Intrexon and MD Anderson entered into a research and development agreement, or the Research and Development Agreement, to formalize the scope and process for the transfer by MD Anderson, pursuant to the terms of the License, of certain existing research programs and related technology rights, as well as the terms and conditions for future collaborative research and development of new and ongoing research programs.

Pursuant to the Research and Development Agreement, the Company, Intrexon and MD Anderson have agreed to form a joint steering committee that will oversee and manage the new and ongoing research programs. As provided under the License, the Company will provide funding for research and development activities of MD Anderson in support of certain research programs under the Research and Development Agreement for a period of three years and in an amount of no less than $15 million and no greater than $20 million annually.

The foregoing description of the Research and Development Agreement is only a summary and is qualified in its entirety by reference to the full text of the Research and Development Agreement, which is filed in redacted form as Exhibit 10.1 to this Current Report on Form 8-K. The Company intends to seek confidential treatment for certain portions of the Research and Development Agreement pursuant to a request submitted to the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1*	Research and Development Agreement by and between the Company, Intrexon Corporation and The University of Texas M.D. Anderson Cancer Center, dated as of August 17, 2015

*	Confidential treatment has been requested as to certain portions of this exhibit pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIOPHARM Oncology, Inc.

	By:	/s/ Kevin G. Lafond
Date: August 21, 2015		Name:	Kevin G. Lafond
		Title:	Vice President, Chief Accounting Officer and Treasurer

INDEX OF EXHIBITS

Exhibit No.	Description

10.1*	Research and Development Agreement by and between the Company, Intrexon Corporation and The University of Texas M.D. Anderson Cancer Center, dated as of August 17, 2015

*	Confidential treatment has been requested as to certain portions of this exhibit pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.